                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST

ENTERPRISE PORTFOLIO
GROWTH AND INCOME PORTFOLIO
Shares of the Portfolios have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                    This prospectus is dated APRIL 30, 1999,
                     as supplemented on DECEMBER 15, 1999.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS

Risk/Return Summaries:
  Enterprise Portfolio............................   3
  Growth and Income Portfolio.....................   4
Life Investment Trust General Information.........   6
Investment Objectives, Policies and Risks:
  Enterprise Portfolio............................   7
  Growth and Income Portfolio.....................   8
Investment Practices..............................   9
Investment Advisory Services......................  13
Purchase of Shares................................  15
Redemption of Shares..............................  16
Dividends, Distributions and Taxes................  16
Financial Highlights..............................  18
Appendix -- Description of Securities Ratings..... A-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolios, the Portfolios' investment adviser or the Portfolios' distributor. This prospectus does not constitute an offer by the Portfolios or by the Portfolios' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolios to make such an offer in such jurisdiction.

                              ENTERPRISE PORTFOLIO
                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Enterprise Portfolio is a mutual fund with an investment objective to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation.

                             INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks of "growth" companies focusing on those securities believed to offer a combination of strong business fundamentals at an attractive valuation. The Portfolio may invest up to 10% of its total assets in securities of foreign issuers. The Portfolio may invest in certain derivatives, such as options, futures and options on futures, which may subject the Portfolio to additional risks.

                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a "growth" style of investing. The market values of "growth" common stocks may be more volatile than other types of investments. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) often fluctuate more than prices of larger companies.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative investments involve risks different from direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Portfolio

- Wish to add to their personal investment holdings a portfolio that emphasizes a "growth" style of investing in common stocks

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year-to-year. The following chart shows the annual returns of the Portfolio over the ten calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                                        ANNUAL RETURN
                                                        -------------
'1989'                                                       34.23
'1990'                                                       -6.84
'1991'                                                       36.41
'1992'                                                        7.48
'1993'                                                        8.98
'1994'                                                       -3.39
'1995'                                                       36.98
'1996'                                                       25.80
'1997'                                                       30.66
'1998'                                                       25.00

During the ten-year period shown in the bar chart, the highest quarterly return was 24.94% (for the quarter ended December 31, 1998) and the lowest quarterly return was -16.52% (for the quarter ended September 30, 1990).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Standard & Poor's 500-Stock Index, a broad-based market index (consisting of 500 widely held U.S. common stocks) that the Portfolio's investment adviser believes is an applicable benchmark for the Portfolio. The performance figures do not include any sales charges or other expenses at the contract level that would be paid by investors. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.

     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past      Past 10
    December 31, 1998  1 Year   5 Years     Years
-------------------------------------------------------
    Van Kampen
    Enterprise
    Portfolio          25.00%   21.95%     18.35%
 .......................................................
    Standard & Poor's
    500-Stock Index    28.58%   24.06%     19.21%
 .......................................................

                               GROWTH AND INCOME
                                   PORTFOLIO
                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Growth and Income Portfolio is a mutual fund with an investment objective to seek long-term growth of capital and income.

                             INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities. In selecting securities for investments the Portfolio focuses primarily on the security's potential for growth of capital and income. The Portfolio's investment adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers. The Portfolio may invest in certain derivatives, such as options, futures and options on futures, which may subject the Portfolio to additional risks.

                                INVESTMENT RISKS

Investors who seek a more assured level of current income should be aware that the Portfolio's income will fluctuate and that seeking income is only a part of the Portfolio's overall investment objective. Similarly, investors who seek only long-term growth should be aware that the Portfolio seeks to generate income and that long-term growth of capital is only a part of the Portfolio's overall investment objective.

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small- or medium-sized companies or newly-formed companies (in which the Portfolio may invest) often fluctuate more than prices of larger, more established companies. The ability of the Portfolio's equity securities holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The Portfolio's investments in fixed income or debt securities generally are affected by changes in interest rates and creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer duration. The Portfolio's investments in convertible securities are affected by changes similar to those of equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

FOREIGN RISKS. Because the Portfolio may own securities from foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative investments involve risks different from direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek growth of capital and income over the long term

- Can withstand volatility in the value of their shares of the Portfolio

- Wish to add to their personal investment holding a portfolio that invests primarily in income-producing equity securities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance varies from year-to-year. The following chart shows the annual returns of the Portfolio over the two calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                                         ANNUAL RETURN
                                                         -------------
'1997'                                                        23.90
'1998'                                                        19.61

During the two-year period shown in the bar chart, the highest quarterly return was 15.84% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.52% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Standard & Poor's 500-Stock Index, a broad-based market index (consisting of 500 widely held U.S. common stocks) that the Portfolio's management believes is an applicable benchmark for the Portfolio, and with the Lipper Growth and Income Fund Index, an index of funds with similar investment objectives. The performance figures do not include any sales charges or other expenses at the contract level that would be paid by investors. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of a Portfolio is not indicative of its future performance.

     Average Annual
      Total Returns
         for the
      Periods Ended     Past      Since
    December 31, 1998  1 Year   Inception
---------------------------------------------
    Van Kampen Growth
    and Income
    Portfolio          19.61%    21.30%(1)
 .............................................
    Standard & Poor's
    500-Stock Index    28.58%    29.51%(2)
 .............................................
    Lipper Growth and
    Income Fund Index  13.58%    19.38%(2)
 .............................................

Inception dates: (1) 12/23/96, (2) 12/26/96.

                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION

Van Kampen Life Investment Trust (the "Trust") is a diversified, open-end management investment company which offers shares in eleven separate portfolios, two portfolios (the "Portfolios") are described herein and offered pursuant to this Trust's prospectus. Each Portfolio is in effect a separate mutual fund. Each Portfolio has its own income, expenses, assets, liabilities and net asset value and each Portfolio issues its own shares. Shares of each Portfolio represent an interest only in that Portfolio. Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

Each Portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies as described below under "Investment Objectives and Policies." The section entitled "Investment Practices" provides further discussion of certain investment techniques, strategies or risks that are common to some or all of the Portfolios. The investment objective(s) of each Portfolio is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). If there is a change in the objectives of such Portfolio, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree and types of risks to which each Portfolio is subject. There are risks inherent in all investments in securities; accordingly there can be no assurance that any Portfolio will achieve its investment objective(s).

                             INVESTMENT OBJECTIVES,
                               POLICIES AND RISKS

                              ENTERPRISE PORTFOLIO

The investment objective of the Enterprise Portfolio is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation. Any income received on securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective of capital appreciation. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing primarily in common stocks which it believes have above-average potential for capital appreciation. The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Portfolio invests principally in common stocks, the Portfolio may invest in preferred stocks and warrants. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional mandatory redemption provisions. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specific formula.

In selecting securities for investment, the Portfolio will generally focus on common stocks of "growth" companies, including companies with new products, services or processes. The investment adviser seeks such securities which it believes offer a combination of strong business fundamentals at an attractive price. Growth companies generally include those companies with established records of growth in sales or earnings that the Portfolio's investment adviser believes are entering into a growth cycle in their respective businesses, with the expectation that the stock of such companies will increase in value. Stocks of different types, such as "growth" stocks or "value" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Portfolio's investments in "growth" stocks will vary and may at times be lower or higher than that of other types of funds. The market values of "growth" common stocks may be more volatile than other types of investments. The Portfolio may invest in companies generating or applying new technologies, new or improved distribution techniques or new services, which companies may benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, such companies have prospects that the Portfolio's investment adviser believes are favorable for above-average capital appreciation. The Portfolio also may focus its investments on stocks of companies in cyclical industries during periods when their securities appear attractive for capital appreciation.

The companies in which the Portfolio invests may be in any market capitalization range, provided the Portfolio's investment adviser believes the investment is consistent with the Portfolio's objective. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater investment risk than that assumed through investment in the equity securities of larger-capitalization companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Portfolio generally holds a portion of its assets in investment grade short-term debt securities and in investment grade corporate debt securities in order to provide liquidity. Investment grade short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the appendix to this prospectus. The market prices of such debt securities generally vary inversely with changes in prevailing interest rates.

The Portfolio may invest up to 10% of its total assets, based on market value at the time of each investment, in securities of foreign issuers. Such investments include certain risks not typically associated with investments in U.S. securities. See "Investment Practices -- Foreign Securities."

The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures which may subject the Portfolio to additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."

                          GROWTH AND INCOME PORTFOLIO

The investment objective of the Growth and Income Portfolio is to seek long-term growth of capital and income. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the appendix to this prospectus.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity security.

While the Portfolio invests primarily in income-producing equity securities, the Portfolio may invest in non-convertible adjustable or fixed rate preferred stock and debt securities. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The Portfolio may invest in debt securities of various maturities. The Portfolio invests only in debt securities rated investment grade at the time of investment, and a subsequent reduction in rating does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. A more complete description of security ratings is contained in the appendix to this prospectus. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such fluctuations generally are larger among securities with longer durations.

In selecting common stocks for investment, the Portfolio will focus primarily on the security's potential for capital growth and income. The Portfolio's investment adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. The Portfolio may invest in issuers of small-, medium- or large-capitalization companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Thus, the Portfolio may be subject to greater investment risk than that assumed through investment solely in the equity securities of larger, more established companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Portfolio may invest up to 15% of its total assets in securities of foreign issuers. See "Investment Practices -- Foreign Securities."

The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures which may subject the Portfolio to additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

Other investment practices and risks of the Portfolio are described under the heading "Investment Practices."

                              INVESTMENT PRACTICES

                             REPURCHASE AGREEMENTS

Each Portfolio may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. Each Portfolio may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Portfolio's investment adviser under guidelines approved by the Portfolio's Board of Trustees. No Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, would exceed the Portfolio's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, a Portfolio's investment adviser may aggregate the cash that certain funds or portfolios advised or subadvised by the investment adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds or portfolios that contributed to the joint account share pro rata in the net revenue generated. The investment adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the participating Portfolio than would be available to the Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. A Portfolio pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies and its instrumentalities) may have maturity dates exceeding one year. A Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.

                               FOREIGN SECURITIES

Each of the Portfolios listed below may invest in securities issued by foreign issuers up to the following limits:

Enterprise Portfolio        Up to 10% of total assets
 ..........................................................
Growth and Income           Up to 15% of total assets
Portfolio
 ..........................................................

Such securities may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., a Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

A Portfolio's investments in securities of developing or emerging market countries are subject to greater risks than a Portfolio's investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Each of these Portfolios may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.

                         FOREIGN CURRENCY TRANSACTIONS

Each Portfolio's securities that are denominated or quoted in currencies other than the U.S. dollar will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affects the value of the securities in the Portfolio and the income or dividends and appreciation or depreciation of its investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. In addition, the Portfolio will incur costs in connection with conversions between various currencies. A Portfolio's foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Portfolio purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency.

A Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

A Portfolio may attempt to hedge against changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Futures contracts are described below under the heading "Investment
Practices -- Using Options, Futures Contracts and Options in Futures Contracts." Such hedging strategies may be employed before a Portfolio purchases a foreign security traded in the hedged currency which a Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

                              ILLIQUID SECURITIES

Each of the Portfolios listed below may invest in illiquid securities and certain restricted securities up to the following limits:

Enterprise Portfolio       Up to 5% of net assets
 ......................................................
Growth and Income          Up to 15% of net assets
Portfolio
 ......................................................

Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each Portfolio may use options, futures contracts or options on futures contracts in several different ways, depending upon the status of a Portfolio's portfolio securities and the investment adviser's expectations concerning the securities or currency markets.

In times of stable or rising securities' prices, the Portfolios generally seek to be fully invested. Even when the Portfolios are fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolios may also have cash on hand that has not yet been invested. The portion of a Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock or bond index futures contracts, however, the Portfolios can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.

If the Portfolios' investment adviser forecasts a market decline, the Portfolios may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock or bond index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolios' investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolios could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

As an alternative to futures contracts, the Portfolios can engage in options (or stock or bond index options or stock or bond index futures options) to manage the Portfolios' risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolios' investment portfolio. If the market remains stable or advances, the Portfolios can refrain from exercising the put and the Portfolios will participate in the advance, having incurred only the premium cost for the put.

The Portfolios are authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In addition to futures and options on securities, the Portfolios may engage in foreign currency futures and options. The Portfolios may use currency options to increase its gross income or to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolios could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolios invest are traded on U.S. and foreign exchanges or over-the-counter.

In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase a Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.

                  OTHER INVESTMENT PRACTICES AND RISK FACTORS

Each Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities potential relative to the respective Portfolio's investment objective has lessened or otherwise. Each Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for each Portfolio may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Portfolio's transaction costs (including brokerage commissions or dealer costs) and a high portfolio turnover rate may result in the realization of more short-term capital gains than if the Portfolio had lower portfolio turnover. Increases in a Portfolio's transaction costs would adversely impact the Portfolio's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.

Further information about these types of investments and other investment practices that may be used by the Portfolios is contained in the Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, each Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objectives.

                                YEAR 2000 RISKS

Like other mutual funds, financial and business organizations and individuals around the world, the Portfolios could be adversely affected if the computer systems used by the Portfolios' investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Portfolios' investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Portfolios' other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Portfolios. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Portfolios may invest which, in turn, may adversely affect the net asset values of shares of the Portfolios. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Portfolios' investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of a dispute.

                              INVESTMENT ADVISORY
                                    SERVICES

                             THE INVESTMENT ADVISER

Van Kampen Asset Management Inc. is the investment adviser for each of the Portfolios (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $79 billion under management or supervision as of September 30,

1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolios (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

                              ADVISORY AGREEMENTS

Each Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement (the "Combined Advisory Agreement") between the Adviser and the Trust, on behalf of the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio (the "Combined Portfolios") and other advisory agreements between the Adviser and the Trust on behalf of each remaining Portfolio, the Trust pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolios as follows:

-----------------------------------------

Asset Allocation Portfolio*,
Domestic Income Portfolio*,
Enterprise Portfolio, Government
Portfolio* and Money Market
Portfolio* (based upon their
combined average daily net assets)

     First $500 million...........  0.50%

     Next $500 million............  0.45%

     Over $1 billion..............  0.40%

     (The resulting fee is prorated to
     each of these Portfolios based upon
     their respective average daily net
     assets.)

Growth and Income Portfolio (based
upon average daily net assets)

     First $500 million...........  0.60%

     Over $500 million............  0.55%

* Not offered pursuant to this
prospectus.

After voluntary fee waivers applicable to certain Portfolios, each Portfolio paid the Adviser an advisory fee for the fiscal year ended December 31, 1998 at the effective rate applied to the Portfolio's average daily net assets as follows:

Enterprise Portfolio..............  0.46%

Growth and Income Portfolio.......  0.26%

Under each advisory agreement, the Portfolio reimburses the Adviser for the cost of the Portfolio's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Other operating expenses paid by the Portfolio include service fees, distribution fees, custodial fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other business expenses not specifically assumed by the Adviser.

The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

                          PERSONAL INVESTMENT POLICIES

The Trust and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship among the Trust, the Adviser and their employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.

                              PORTFOLIO MANAGEMENT

The Portfolios have different portfolio managers.

                              ENTERPRISE PORTFOLIO

The Enterprise Portfolio is managed by a management team headed by Jeff New, Senior Portfolio Manager. Mr. New has been affiliated with the Portfolio since 1991, has assisted in co-managing the Portfolio since July 1994 and has been the Senior Portfolio Manager of the Portfolio since December 1994. Mr. New has been a Senior Vice President and Senior Portfolio Manager of the Adviser since

December 1997. Prior to December 1997, Mr. New was a Vice President and Portfolio Manager of the Adviser. Prior to December 1994, he was an Associate Portfolio Manager of the Adviser. He joined the Adviser in 1990. Portfolio Managers Michael Davis and Mary Jayne Maly are responsible for the day-to-day management of the Portfolio. Mr. Davis has been a Vice President and Portfolio Manager of the Adviser since March 1998. Prior to March 1998 he was the owner of Davis Equity Research, a stock research company. Mr. Davis has been an investment professional since 1983. Mr. Davis has been affiliated with the Portfolio since March 1998. Ms. Maly has been a Vice President and Portfolio Manager of the Adviser since July 1998. From July 1997 to June 1998, she was a Vice President at the Subadviser and assisted in the management of the Morgan Stanley Institutional Real Estate Funds and the Van Kampen Real Estate Securities Fund. Prior to July 1997, she was a Vice President and Portfolio Manager of the Adviser. Prior to November 1992, she was a Vice President and Senior Equity Analyst at Texas Commerce Investment Management Company. Ms. Maly has been affiliated with the Portfolio since July 1998.

                          GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio is managed by a management team of James A. Gilligan, Senior Portfolio Manager, Scott Carroll, Portfolio Manager, and James
O. Roeder, Portfolio Manager. Mr. Gilligan has been primarily responsible for managing the Portfolio's investments since the Portfolio's inception. Mr. Gilligan has been Senior Vice President and Portfolio Manager of the Adviser since September 1995 and of Advisory Corp. since June 1995. Prior to September 1995, Mr. Gilligan was a Vice President and Portfolio Manager of the Adviser. Mr. Carroll has been a Portfolio Manager of the Portfolio since July 1997 and has been employed by the Adviser and Advisory Corp. since December 1996 and a Vice President of the Adviser and Advisory Corp. since February 1999. Prior to December 1996, Mr. Carroll was an Equity Analyst with Lincoln Capital Management Company. Prior to September 1992, Mr. Carroll was a Senior Internal Auditor with Pittway Corporation. Mr. Roeder has been a Portfolio Manager of the Portfolio since May 1999 and a Vice President of the Adviser and Advisory Corp. since May 1999. Prior to that time, Mr. Roeder was an analyst with Midwest Research and prior to that, an analyst with Duff & Phelps Equity Research.

                               PURCHASE OF SHARES

The Trust is offering its shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Trust does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Trust's prospectus.

The Trust continuously offers shares in each of the Portfolios to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. Each of the Trust and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

                        DETERMINATION OF NET ASSET VALUE

Net asset value per share is computed for each Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies for information regarding holidays observed by the insurance company. Net asset value of each Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.

Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for all Portfolios are valued as described in the notes to financial statements in the Statement of Additional Information.

Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which a Portfolio's net asset value is not calculated and on which a Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when a Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Trustees.

                              REDEMPTION OF SHARES

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt of a request in proper form. The market values of the securities in each Portfolio are subject to daily fluctuations and the net asset value per share of each Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES

All dividends and capital gains distributions of each Portfolio are automatically reinvested by the Account in additional shares of such Portfolio.

DIVIDENDS AND DISTRIBUTIONS OF THE ENTERPRISE PORTFOLIO AND THE GROWTH AND INCOME PORTFOLIO. Dividends from stocks and interest earned from other investments are the main source of income for these Portfolios. Substantially all of this income, less expenses, is distributed to Accounts on an annual basis. When a Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. Net capital gains represent the excess of net long term capital gains over net short-term capital losses and any losses carried forward from prior years. Each of these Portfolios distributes any net capital gains to Accounts no less frequently than annually.

TAX STATUS OF THE PORTFOLIOS. Each Portfolio has elected to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a "regulated investment company," a Portfolio is not subject to federal income taxes to the extent it distributes its net investment income and net capital gains. If for any taxable year a Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolios are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolios will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the relevant Portfolios.

Dividends paid by each Portfolio from its ordinary income and distributions of each Portfolio's net short-term capital gains are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. To the extent that income of a Portfolio represents dividends on equity securities rather than interest income, its distributions are eligible for the 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. The Trust will send to the Accounts a written notice required by the Code designating the amount and character of any distributions made during such year.

Under the Code, any distributions designated as being made from a Portfolio's net capital gains are taxable to the insurance company as long-term capital gains. Such distributions of net capital gains will be designated as capital gain dividends in a written notice to the Accounts which accompanies the distribution payments. Capital gain dividends are not eligible for the dividends received deduction. Ordinary income dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.

As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by it.

CERTAIN INVESTMENT PRACTICES OF PORTFOLIOS. Certain investment practices of a Portfolio may be subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Portfolio and affect the holding period of the securities held by the Portfolio and the character of the gains or losses realized by the Portfolio. These provisions may also require the Portfolio to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to maintain the Portfolio's qualification as a regulated investment company and avoid income and excise taxes. Each Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each Portfolio's financial statements, are included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                   Year Ended December 31,
             ENTERPRISE PORTFOLIO                    1998         1997       1996       1995        1994
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......      $18.106      $16.262    $ 14.69    $ 12.39    $  14.57
                                                    -------      -------    -------    -------    --------

  Net Investment Income.......................         .069         .091       .113        .32         .25
  Net Realized and Unrealized Gain/Loss.......        4.441        4.734      3.417       4.22      (.7625)
                                                    -------      -------    -------    -------    --------

Total from Investment Operations..............        4.510        4.825      3.530       4.54      (.5125)
                                                    -------      -------    -------    -------    --------

Less:

  Distributions from Net Investment Income....         .017         .096       .109      .3175         .25

  Distributions from Net Realized Gain........         .209        2.885      1.849     1.9225      1.4175
                                                    -------      -------    -------    -------    --------

Total Distributions...........................         .226        2.981      1.958       2.24      1.6675
                                                    -------      -------    -------    -------    --------

Net Asset Value, End of the Period............      $22.390      $18.106    $16.262    $ 14.69    $  12.39
                                                    =======      =======    =======    =======    ========

Total Return*.................................       25.00%       30.66%     24.80%     36.98%      (3.39%)
Net Assets at End of the Period (In
  millions)...................................      $ 123.6      $  98.7    $  84.8    $  76.0    $   67.5
Ratio of Expenses to Average Net Assets*......         .60%         .60%       .60%       .60%        .60%
Ratio of Net Investment Income to Average Net
  Assets*.....................................         .35%         .47%       .68%      2.06%       1.72%

Portfolio Turnover............................          82%          82%       152%       145%        153%

*If certain expenses had not been assumed by
 the Adviser, Total Return would have been
 lower and the ratios would have been as
 follows:
Ratio of Expense to Average Net Assets........          64%         .66%       .75%       .68%        .68%
Ratio of Net Investment Income to Average Net
  Assets......................................         .31%         .41%       .53%      1.98%       1.64%

** Non-Annualized

                                                                                      December 23, 1996
                                                                                      (Commencement of
                                                    Year Ended December 31,       Investment Operations) to
          Growth and Income Portfolio               1998              1997            December 31, 1996
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......    $12.123           $ 9.970               $10.000
                                                   -------           -------               -------

  Net Investment Income........................       .120              .072                  .011
  Net Realized and Unrealized Gain/Loss........      2.254             2.309                 (.041)
                                                   -------           -------               -------

Total From Investment Operations...............      2.374             2.381                 (.030)
                                                   -------           -------               -------

Less:
  Distributions from Net Investment Income.....       .016              .065                   -0-
  Distributions from and in Excess of Net
     Realized Gain.............................        -0-              .163                   -0-
                                                   -------           -------               -------

Total Distributions............................       .016              .228                   -0-
                                                   -------           -------               -------

Net Asset Value, End of the Period.............    $14.481           $12.123               $ 9.970
                                                   =======           =======               =======

Total Return*..................................     19.61%            23.90%                 (.30%) **
Net Assets at End of the Period (In
  millions)....................................    $  32.2           $  11.7               $   0.5
Ratio of Expenses to Average Net Assets*.......       .75%              .75%                  .75%
Ratio of Net Investment Income to Average Net
  Assets*......................................      1.27%             1.19%                 4.47%
Portfolio Turnover.............................        70%               96%                    0%**

*If certain expenses had not been assumed by
 the Adviser, Total Return would have been
 lower and the ratios would have been as
 follows:
Ratio of Expenses to Average Net Assets........      1.09%             1.63%                45.97%
Ratio of Net Investment Income/Loss to Average
  Net Assets...................................       .93%              .31%               (40.74%)

** Non-Annualized

                                  APPENDIX --
                                 DESCRIPTION OF
                               SECURITIES RATINGS

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2. Nature of and provisions of the obligation:

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

                     1. LONG-TERM DEBT -- INVESTMENT GRADE

AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                              2. COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                               3. PREFERRED STOCK

A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

i. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

ii. Nature of, and provisions of, the issuer.

iii. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B and CCC: Preferred stock rated "B", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations.

"BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

C: A preferred stock rated "C" is a nonpaying issue.

D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE -- a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

                               1. LONG-TERM DEBT

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated a possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                               2. SHORT-TERM DEBT

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins is earnings coverage of fixed financial charges and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                               3. PREFERRED STOCK

Preferred stock rating symbols and their definitions are as follows:

AAA: As issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUNDINFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com

                        VAN KAMPEN LIFE INVESTMENT TRUST
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser

                        VAN KAMPEN ASSET MANAGEMENT INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.
                                 PO Box 218256
                           Kansas City, MO 64121-8256
                     Attn: Van Kampen Life Investment Trust

                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713
                     Attn: Van Kampen Life Investment Trust

                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants

                           PRICEWATERHOUSECOOPERS LLP
                            200 East Randolph Drive
                               Chicago, IL 60601

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                                   PROSPECTUS
                                 APRIL 30, 1999
                      AS SUPPLEMENTED ON DECEMBER 15, 1999

                 A Statement of Additional Information, which contains more details about the Trust and its Portfolios, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Portfolios in their annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting each Portfolio's performance during its last fiscal year.

                 You can ask questions or obtain a free copy of the Portfolios' reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Portfolios' reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Trust and its
                 Portfolios, including the reports and
                 Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR Database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington DC, 20549-0102.


                            [VAN KAMPEN FUNDS LOGO]

           The Fund's Investment Company Act File No. is 811-4424.  LIT
                                                                    ALIANZ 12/99